SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 April 19, 1999

                             BANKAMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                     28255
                                   (Zip Code)

                                 (704) 386-5000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         Release of First Quarter Earnings.  On April 19, 1999, BankAmerica
         ---------------------------------
Corporation, the registrant (the "Registrant"), announced financial results for the first quarter of fiscal 1999, reporting earnings of $1.91 billion and earnings per common share of $1.10 ($1.08 diluted). A copy of the press release announcing the results of the Registrant's fiscal quarter ended March 31, 1999 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

The following exhibits are filed herewith:

     EXHIBIT NO.          DESCRIPTION OF EXHIBIT

     99.1 Press Release dated April 19, 1999 with respect to the Registrant's financial results for the fiscal quarter ended March 31, 1999.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BANKAMERICA CORPORATION


                                              By:  /s/ MARC D. OKEN
                                                   -----------------------------
                                                   Marc D. Oken
                                                   Executive Vice President and
                                                   Principal Financial Executive


Dated:  April 23, 1999

                                  EXHIBIT INDEX

Exhibit No.          Description of Exhibit
-----------          ----------------------

   99.1 Press Release dated April 19, 1999 with respect to the Registrant's financial results for the fiscal quarter ended March 31, 1999.